
[NATIONSBANK LOGO]               Note#               Acct#               PROMISSORY NOTE
NationsBank of Texas, N.A.                                              (Single Maturity)
=========================================================================================
Name and Address of Lender (Including County)       Officer            Date
NationsBank of Texas, N.A.                          Paul A. Squires    February 4, 1998
700 Louisiana                                       -------------------------------------
Houston, Texas 77002                                Maturity Date      Amount of Note
                                                    May 4, 1998        $130,000,000.00
                                                    -------------------------------------

                                                                      [ ] 1. Fixed Rate of      %, or
                                                    Annual Rate       [ ] 2. Lender's Business Base Rate plus    %, or
                                                    of Interest (AR): [ ] 3. Lenders Prime Rate plus      %, or
                                                    (Check and        [X] 4. See Below*
                                                    Complete one)
                                                    ---------------------------------------------------------------------

                                                    AR Computed Using

                                                    360/360 Days per Year
                                                    ---------------------------------------------------------------------




Terms used in this Note shall have the meanings indicated herein and in the boxes above. On demand, or if prior demand is not made then on Maturity Date, Maker promises to pay to the order of Lender at Lender's address shown above the Amount of Note plus interest on unpaid Amount of Note from Date at the AR over the elapsed term of Note provided that the amount of interest payable shall not exceed the maximum amount Lender lawfully may charge on this Note. If the AR is stated in terms of Lender's Business Base Rate, Lender's Prime Rate, or such other variable Rate described under the * below, the AR shall change with each change in such named Rate as of the date of any such change without notice. "Lender's Business Base Rate" shall mean the Business Base Rate charged by Lender as announced or published by Lender from time to time. "Lender's Prime Rate" shall mean the Prime Interest Rate charged by Lender as announced or published by Lender from time to time. The two rates may not be related and either may not be the lowest interest rate charged by Lender. Unpaid and past due Amount of Note and interest shall bear interest at the highest rate Lender lawfully may charge on this Note. Interest paid or agreed to be paid shall not exceed the maximum amount permissible under applicable law and, in any contingency whatsoever, if Lender shall receive anything of value deemed interest under applicable law which would exceed the maximum amount of interest permissible under applicable law, the excessive interest shall be applied to the reduction of the unpaid Amount of Note or refunded to Maker.

Each Maker, guarantor, surety and endorser waives demand, presentment, notice of dishonor, protest, notice of intent to accelerate, notice of acceleration and diligence in collecting sums due hereunder; agrees to application of any debt of Lender to the payment hereof; agrees that extensions and renewals without limit as to number, acceptance of any number of partial payments, releases of any party liable hereon, and releases or substitutions of collateral, before or after maturity, shall not release or discharge his obligation under this Note; and agrees to pay in addition to all other sums due hereunder reasonable attorney's fees if this Note is placed in the hands of an attorney for collection or if it is collected through probate, bankruptcy, or other judicial proceeding, plus all court costs and other collection expenses incurred by Lender. As used herein, where appropriate, the masculine gender includes the feminine and neuter and the singular number includes the plural. All payments hereunder shall be made in lawful tender of the United States of America. This
Note is executed in the county and state stated above.

*In accordance with the Letter Agreement between Borrower and Lender dated February 4, 1998.



                                   Compania Occidental de Hidrocarburos, Inc.

                                   By: LUIS H. DERROTA
                                      ----------------------------------------
                                   Title: Vice President & Assistant Secretary
                                         -------------------------------------
                                   Compania Occidental de Hidrocarburos, Inc.
                                   -------------------------------------------
                                   (Maker)

[Compania Occidental de Hidrocarburos,Inc.]

                                                                    CONFIDENTIAL






                                February 4, 1998

Compania Occidental de Hidrocarburos, Inc.
c/o Union Texas Petroleum Holdings, Inc.
1330 Post Oak Blvd.
P.O. Box 2120
Houston, Texas 77252-2120

     Re:  $130,000,000 Loan

Gentlemen:

NationsBank of Texas, N.A. ("NationsBank") has been requested to make a loan in the amount of $130,000,000 to Compania Occidental de Hidrocarburos, Inc., a corporation organized under the laws of California ("Borrower") in a single advance on the date hereof. NationsBank has agreed to make the Loan upon the following terms and conditions:

1. The Loan shall be evidenced by a Promissory Note in the form of Exhibit A attached hereto (the "Note").

2. The Loan shall mature and, together with accrued interest, be payable in full on May 4, 1998. The Loan shall bear interest at the Borrower's election at (i) a rate equal to the rate (computed on the basis of a year of 360 days for the actual number of days elapsed, including the first day but excluding the last day) determined by NationsBank at which deposits are offered by NationsBank in the London Interbank Eurodollar Market two business days prior to the date of the Loan for a one-month period in an amount substantially equal to the Loan plus 50 basis points (the "LIBOR Rate") or (ii) for terms of 7 days or less a fixed rate of interest mutually agreed to between the Borrower and NationsBank. If a fixed rate is not agreed to between the Borrower and NationsBank as provided for above and any existing interest period has lapsed, the Loan shall bear interest at a one-month LIBOR Rate (including the 50 basis point margin) set two business days prior to the end of such expiring one-month period.

3.   The Loan shall not be subject to optional prepayment by Borrower.

Compania Occidental de Hidrocarburos, Inc.
February 4, 1998
Page 2


4. It shall be an Event of Default under this letter agreement and the Note in the event Borrower fails to pay the principal of or accrued interest on the Loan when due or upon the occurrence of an Event of Default as defined in that certain Second Amended and Restated Credit Agreement dated as of March 29, 1996 (as heretofore amended or modified, the "Credit Agreement") among the Guarantor, the lenders party thereto, NationsBank, as Agent, and Bank of America National Trust and Savings Association and Union Bank of Switzerland, Houston Agency, as Co-Agents.

5.   Borrower hereby represents and warrants to NationsBank as follows

               i. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. The Borrower is duly qualified and authorized to do business and is in good standing in California.

               ii. The Borrower has all corporate power, permits and other authorizations required to own and operate its properties and to carry on its business as now conducted by it.

               iii. The execution and delivery of this Agreement and the Note, the consummation of the transactions and the execution and delivery of the instruments contemplated hereby, and the fulfillment of the terms and compliance with the provisions hereof and thereof will not result in any violation or breach of any provisions of, or constitute a default under, the Borrower's Certificate of Incorporation or bylaws.

6. As a condition precedent to NationsBank agreeing to make the Loan to Borrower, Union Texas Petroleum Holdings, Inc. shall agree to guaranty the Loan and shall cause its duly authorized representatives to execute a Guaranty Agreement in substantially the form of Exhibit B attached hereto to NationsBank, together with such authorizing resolutions and certificates of incumbency and specimen signatures of the signing officers as NationsBank may reasonably request.

7. THE WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

Compania Occidental de Hidrocarburos, Inc.
February 4, 1998
Page 3



     SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Very truly yours,



NATIONSBANK OF TEXAS, N.A.



By:    /s/ PAUL SQUIRES
   ------------------------------------
      Title:  Senior Vice President
             --------------------------

Compania Occidental de Hidrocarburos, Inc.
February 4, 1998
Page 4



ACCEPTED AND AGREED TO:

COMPANIA OCCIDENTAL DE HIDROCARBUROS, INC.



By:    /s/ LUIS H. DERROTA
   -------------------------------
     Title:  Vice President and
            ----------------------
             Assistant Secretary
            ----------------------

                                                                       Exhibit B


                               GUARANTY AGREEMENT



     GUARANTY dated as of February 4, 1998 ("Agreement") between Union Texas Petroleum Holdings, Inc. (the "Guarantor") and NationsBank of Texas, N.A. (the "Lender").

                                  WITNESSETH:

     WHEREAS, pursuant to a letter agreement dated as of February 4, 1998 (the "Letter Agreement") between Compania Occidental de Hidrocarburos, Inc. (the "Company") and the Lender, the Company is entitled, subject to certain conditions, to borrow up to $130,000,000;

     WHEREAS, as a condition to borrowing under the Letter Agreement and the Note referred to therein (the "Note"), the Guarantor is required to execute and deliver this Agreement whereby the Guarantor shall guarantee the payment when due of the principal of and interest on the loan evidenced by the Note and all other amounts payable at any time by the Company or the Guarantor under the Letter Agreement, the Note or this Agreement (collectively, the "Interim Financing Documents") including, without limitation, interest which accrues during a proceeding which occurs under the U.S. Bankruptcy Code or which would otherwise accrue on such amount under the terms of the Letter Agreement and the Note, but for a proceeding under the U.S. Bankruptcy Code (such principal, interest and other amounts being herein called the "Guaranteed Amount");

     WHEREAS, in consideration of such financial and other support as the Company may in the future provide, to the Guarantor and in order to induce the Lender to enter into the Letter Agreement and to make the loan contemplated thereby, the Guarantor is willing to guarantee the Guaranteed Amounts;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     SECTION 1.01. Definitions. Terms defined in the Letter Agreement and not otherwise defined herein are used as therein defined.

                                   ARTICLE II
                                   GUARANTEES


     SECTION 2.01. The Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender the full and punctual payment of all present and future Guaranteed Amounts as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Company punctually to pay any Guaranteed Amount, the Guarantor agrees upon demand by the Lender, to make payment thereof to the Lender at the place and in the manner specified in the Letter Agreement.

     SECTION 2.02. Guaranty Unconditional. The obligations of the Guarantor under this Article II shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under any Interim Financing Document or any Guaranteed Amount;

          (b) any modification or amendment of or supplement to (i) this Agreement insofar as the same does not purport to modify the rights or obligations of the Guarantor hereunder or (ii) any other Interim Financing Document;

          (c) any change in the corporate existence, structure or ownership of the Company or the Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or the Guarantor or their respective assets;

          (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, the Lender or any other person or entity, whether or not arising in connection with any Interim Financing Document or any Guaranteed Amount, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (e) any invalidity or unenforceability relating to or against the Company or the Guarantor for any reason of any Interim Financing Document or any Guaranteed Amount, or any provision of applicable law or regulation purporting to prohibit the payment by the Company or the Guarantor of any Guaranteed Amount; or

          (f) any other act or omission to act or delay of any kind by the Company or the Guarantor, the Lender or any other person or entity or any other circumstances whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantor under this Article II.

     SECTION 2.03. Discharge Reinstatement in Certain Circumstances. The Guarantor's obligations under this Article II shall remain in full force and effect until all of the Guaranteed Amounts shall have been paid in full. If at any time any payment of or any amount payable by the Company or the Guarantor in respect of any Guaranteed Amount is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Person or otherwise, the Guarantor's obligations under this Article II with respect to such payment shall be reinstated at such time as thought such payment had become due but had not been made at such time.

     SECTION 2.04. Waiver. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person or entity against the Company or the Guarantor or any other person or entity. The Guarantor hereby irrevocably waives each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas, including, without limitation, any and all rights it may have pursuant to Rule 31 or Rule 32, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code.

     SECTION 2.05. Subrogation and Contribution. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other person with respect to such payment, in each case until such time as all of the Guaranteed Amounts shall have been paid in full.

     SECTION 2.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company in respect of any Guaranteed Amount is stayed upon the insolvency, bankruptcy or reorganization of such entity, all such amounts otherwise subject to acceleration under the terms of the Interim Financing Documents or any other agreement or instrument evidencing such Guaranteed Amount shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Lender.

     SECTION 2.07. Existing Credit Agreement. Guarantor will maintain borrowing availability under that certain Second Amended and Restated Credit Agreement dated as of March 29, 1996 (as heretofore amended or modified, the "Credit Agreement") among the Guarantor, the lenders party thereto, NationsBank, as agent, Bank of America National Trust and Savings and Union Bank of

Switzerland, Houston Agency, as Co-Agents in an amount not less than the principal balance of the Guaranteed Amount.

     SECTION 2.08. Representations and Warranties. The Guarantor represents and warrants that as of the date hereof, and after giving effect to this Agreement and the contingent obligations evidenced hereby (i) it is and will be solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets sufficient to satisfy and repay its obligations, liabilities and debts when the same become due and (ii) the representations and warranties set forth in the Credit Agreement are true on the date hereof as if made on the date hereof.


                                  ARTICLE III
                                 MISCELLANEOUS

     SECTION 3.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex, facsimile transmission or similar writing) and (i) in the case of the Guarantor, shall be given to the Guarantor at Union Texas Petroleum Holdings, Inc., 1330 Post Oak Boulevard, Houston, Texas 77056 (telex number: 762255) and (ii) in the case of the Company or the Lender, at its address specified in the Letter Agreement or in any case at such other address or telex number as such party may hereafter specify for the purpose by notice to the Lender and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answer is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

     SECTION 3.02. No Waiver; Exercise of Remedies. No failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 3.03. Amendments and Waivers. Any provision of this Agreement may be amended or waived, and the Guarantor may be released from any of its obligations hereunder, if and only if, such amendment, waiver or release is in writing and is signed by the Lender.

     SECTION 3.04. Texas Law. This Agreement shall be construed in accordance with and governed by the law of the state of Texas.

     SECTION 3.05. CONSENT TO JURISDICTION. THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE OVER EACH OF THEM IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY INTERIM FINANCING DOCUMENT AND, TO THE FULLEST EXTENT PERMITTED BY LAW, FURTHER AGREES (AND SHALL NOT CONTEST) THAT THE PROPER VENUE FOR FILING AND MAINTAINING ANY SUCH ACTION OR PROCEEDING SHALL BE IN THE STATE OF TEXAS. IN ANY SUCH ACTION OR PROCEEDING, THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS OR NOTICE AND AGREES THAT SERVICE BY FIRST CLASS MAIL, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS FOR NOTICES HEREUNDER, OR
ANY OTHER FORM OF SERVICE PROVIDED FOR IN THE TEXAS CIVIL PRACTICE LAW AND RULES THEN IN EFFECT SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE UPON THE GUARANTOR.

     SECTION 3.06. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 3.07. WAIVER OF SOVEREIGN IMMUNITY. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY DO SO, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AGREES, TO THE FULLEST EXTENT IT MAY LEGALLY DO SO, THAT THE WAIVERS SET FORTH IN THIS SECTION 3.07 SHALL HAVE THE FULLEST SCOPE PERMITTED UNDER THE FOREIGN SOVEREIGN IMMUNITIES ACT OF 1976 OF THE UNITED STATES AND ARE INTENDED TO BE IRREVOCABLE FOR PURPOSES OF SUCH ACT.

     SECTION 3.08. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Guarantor may not assign or transfer any of its rights or obligations under this Agreement.

         SECTION 3.09 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                    GUARANTOR:

                                    UNION TEXAS PETROLEUM HOLDINGS, INC.



                                    By: /s/ M. N. Markowitz
                                        ----------------------------
                                        Title: Vice President and
                                               Treasurer
                                              ----------------------


                                    LENDER:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By: /s/ PAUL SQUIRES
                                        ----------------------------
                                        TITLE: Senior Vice President
                                              ----------------------


                                      -7-